Exhibit 32.1

SECTION 1350 CERTIFICATION (CEO) 1350

IWEB, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of IWeb, Inc. (the “Company”) on Form 10-K for the six-month period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wai Hok Fung, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2017	/s/ Wai Hok Fung
Wai Hok Fung
Chief Executive Officer